SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of report: May 14, 1999
                  ---------------------------------------------
                        (Date of earliest event reported)

                               LawGibb Group, Inc.
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             (Exact name of Registrant as specified in its charter)

Georgia                           0-19239                  58-0537111
----------------                  ----------------         --------------
(State or other jurisdiction of   (Commission File         (I.R.S. Employer
incorporation or organization)    Number)                  Identification No.)

                             1105 Sanctuary Parkway
                                   Suite 300
                           Alpharetta, Georgia 30004
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              (Address of principal executive offices) (Zip code)

                                 (770) 360-0600
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               (Registrant's telephone number including area code)

                            Law Companies Group, Inc.
        -------------------------------------------------------------
         (Former name and former address, if changed since last report)


Item 5.  Other Events

     On May 14, 1999, LawGibb Group, Inc. announced that it had completed all steps necessary to change its name from Law Companies Group, Inc. to LawGibb Group, Inc.

Item 7.  Financial  Statements,  Pro Forma  Financial Information and Exhibits.

c)       Exhibits

3.1 Articles of Amendment to the Restated Articles of Incorporation of Law Companies Group, Inc., dated as of May 12, 1999, as filed with the Georgia Secretary of State on May 14, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               LawGibb Group, Inc.

May 14, 1999                         By: /s/ Robert B. Fooshee
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Date                                     Robert B. Fooshee
                                         Chief Financial Officer and Treasurer